EXHIBIT 10.5

CORRECTIVE AMENDMENT

THIS CORRECTIVE AMENDMENT (this “Amendment”) to that certain Third Amended and Restated Limited liability Company Agreement of CarOffer, LLC, a Delaware limited liability company (the “Company”), dated as of November 23, 2021 (the “Existing Agreement”), is entered into as of the 6th day of May, 2022 with an effective date as of November 23, 2021 (the “Effective Date”).

WHEREAS, on the Effective Date, the Company, Parent, TopCo and MidCo, among other parties, entered into the Existing Agreement, which amended and restated the Prior Agreement;

WHEREAS, the parties hereto have become aware of certain drafting errors in the Existing Agreement that do not reflect the understandings and agreements of the parties that were intended to be reflected in the Existing Agreement;

WHEREAS, Parent, TopCo, and MidCo, which collectively with the Board represent the requisite parties whose consent or approval is required to amend the Existing Agreement under Section 13.2 thereof, desire to enter into this Amendment in order to correct such drafting errors;

WHEREAS, the Board has approved this Amendment by written consent dated May 6, 2022; and

WHEREAS, capitalized terms used but not defined herein have the respect meanings ascribed to such terms in the Existing Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Agreement is hereby amended as follows:

1.
Amendments.
(a)
The definition of “First Determination Date Company Value” in Annex 1 to the Existing Agreement is hereby amended and restated in its entirety as follows:

““First Determination Date Company Value” means the difference of (i) the product of (A) First Determination Date TTM Gross Profit, multiplied by (B) seven (7), minus (ii) the sum of (X) the amount of any outstanding Third Party Indebtedness, plus (Y) the amount of any Extraordinary Losses, in each case, determined as of the First Determination Date.”

(b)
The definition of “First Determination Date Per Unit Price” in Annex 1 to the Existing Agreement is hereby amended and restated in its entirety as follows:

“First Determination Date Per Unit Price” means in the case of the Class CO-A Units, $10.00 per Unit, and in the case of the other First Call Units, the difference of (i) the quotient of (A) First Determination Date Company Value, divided by (B) the number of Fully Diluted Units as of the First Determination Date, minus (ii) the sum of (X) the Per Unit Reduction Amount, determined as of the First Determination Date, plus (Y) the quotient of (I) the aggregate First Determination Date Per Unit Price of Class CO-A Units being purchased by Parent at the First Call Closing divided by, (II) the number of First Call Units that are not Class CO-A Units; provided, however, in the case of each Incentive Unit that is a Vested Unit as of the

First Determination Date, the First Determination Date Per Unit Price will be reduced by the applicable Participation Threshold of such Vested Unit, if any, but not below $0.00.

(c)
The definition of “Second Determination Date Company Call Value” in Annex 1 to the Existing Agreement is hereby amended and restated in its entirety as follows:

““Second Determination Date Company Call Value” means the greater of (i) the Second Determination Date Company Floor Value and (ii) the difference of (A) the product of (1) Second Determination Date TTM EBITDA, multiplied by (2) twelve (12), minus (B) the sum of (1) the amount of any outstanding Third Party Indebtedness, plus (2) the amount of any Extraordinary Losses, in each case, determined as of the Second Determination Date.”

(d)
The definition of “Second Determination Date Per Unit Call Price” in Annex 1 to the Existing Agreement is hereby amended and restated in its entirety as follows:

“Second Determination Date Per Unit Call Price” means in the case of the Class CO-A Units, $10.00 per Unit, and the case of the other Second Call/Put Units, the difference of (i) the quotient of (A) the Second Determination Date Company Call Value, divided by (B) the number of Fully Diluted Units as of the Second Determination Date, minus (ii) the sum of (X) the Per Unit Reduction Amount determined as of the Second Determination Date, plus (Y) the quotient of (I) the aggregate Second Determination Date Per Unit Call Price of Class CO-A Units being purchased by Parent at the Second Call Closing (if any) divided by (II) the number of Second Call/Put Units that are not Class CO-A Units; provided, however, in the case of each Incentive Unit that is a Vested Unit, the Second Determination Date Per Unit Call Price will be reduced by the applicable Participation Threshold of such Vested Unit, but not below $0.00.

(e)
The definition of “Second Determination Date Company Put Value” in Annex 1 to the Existing Agreement is hereby amended and restated in its entirety as follows:

““Second Determination Date Company Put Value” means the difference of (i) the product of (A) Second Determination Date TTM EBITDA, multiplied by (B) twelve (12), minus (ii) the sum of (A) the amount of any outstanding Third Party Indebtedness, plus (B) the amount of any Extraordinary Losses, in each case, determined as of the Second Determination Date.”

(f)
The definition of “Second Determination Date Per Unit Put Price” in Annex 1 to the Existing Agreement is hereby amended and restated in its entirety as follows:

Second Determination Date Per Unit Put Price” means in the case of the Class CO-A Units, $10.00 per Unit, and the case of the other Second Call/Put Units, the difference of (i) the quotient of (A) the Second Determination Date Company Put Value, divided by (B) the number of Fully Diluted Units as of the Second Determination Date, minus (ii) the sum of (X) the Per Unit Reduction Amount determined as of the Second Determination Date, plus (Y) the quotient of (I) the aggregate Second Determination Date Per Unit Put Price of Class CO-A Units being purchased by Parent at the Put Closing (if any) divided by (II) the number of Second Call/Put Units that are not Class CO-A Units; provided, however, in the case of each Incentive Unit that is a Vested Unit, the Second Determination Date Per Unit Put Price will be reduced by the applicable Participation Threshold of such Vested Unit, but not below $0.00.

2.
Full Force and Effect. Except as expressly amended hereby, the terms, conditions, covenants, agreements and other provisions set forth in the Existing Agreement shall remain in full force and effect.
3.
Counterparts. This Amendment may be executed in any number of counterparts each of which shall be deemed an original of this Amendment binding on the parties hereto.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Effective Date.

THE COMPANY:

CAROFFER LLC

By: /s/ Bruce Thompson

Name: Bruce Thompson

Title: Manager and Chief Executive Officer

PARENT:

CARGURUS, INC.

By: /s/ Jason Trevisan

Name: Jason Trevisan

Title: Chief Executive Officer

TOPCO:

CAROFFER INVESTORS HOLDING, LLC

By: /s/ Bruce Thompson

Name: Bruce Thompson

Title: Chief Executive Officer

MIDCO:

CAROFFER MIDCO, LLC

By: /s/ Bruce Thompson

Name: Bruce Thompson

Title: Chief Executive Officer